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                                                                   EXHIBIT 10.12

                         WARREN FIVE CENTS SAVINGS BANK

                   EXECUTIVE SUPPLEMENTAL RETIREMENT AGREEMENT


     This EXECUTIVE SUPPLEMENTAL RETIREMENT AGREEMENT is dated as of July 1, 1995, by and among WARREN BANCORP, INC. (the "Company"), WARREN FIVE CENTS SAVINGS BANK (the "Bank") (the Company and the Bank will be referred to herein jointly as the "Employer") and GEORGE W. PHILLIPS, an individual residing in Gloucester, Massachusetts (the "Executive").

                                   WITNESSETH:

     WHEREAS, the Executive is employed by the Employer in a senior Executive capacity; and

     WHEREAS, the assurance of the continued services and loyalty of the Executive is essential to the future best interests of the Employer; and

     NOW, THEREFORE, in consideration of services performed and to be performed in the future as well as of the mutual promises and covenants herein contained, it is agreed as follows:

                                   ARTICLE ONE

     1.1 RETIREMENT BENEFITS. If the Executive shall terminate employment with the Employer on or after the date of this Agreement, the Executive shall be entitled to receive a supplemental retirement benefit, commencing on the later of the first day of the month next following his termination of employment or January 1, 1998 and continuing, during his lifetime, through the first day of the month preceding the month in which Mr. Phillips is eligible to borrow or make withdrawals from a certain life insurance policy


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under the Split-Dollar Agreement of even date hereof, payable in monthly installments of $5,200 each on the first day of each month.


     1.2 SURVIVOR BENEFITS. Upon the death of the Executive, whenever occurring, his wife, Joann H. Phillips (his "Beneficiary"), if she survives him, shall be entitled to receive an interim death benefit, payable in monthly installments of $5,200 each on the first day of each month, commencing on the first day of the month next following the Executive's death and continuing, during her lifetime, until she receives or commences to receive her share of the proceeds of the insurance policy referred to in Section 1.1; PROVIDED that if she is not a designated Beneficiary of such policy at the time of the Executive's death or if the Split-Dollar Agreement referred to in Section 1.1 has theretofore terminated, this section shall have no effect.

                                   ARTICLE TWO

     2.1 NON-DISCLOSURE BY EXECUTIVE. The Executive shall not disclose to any other person or entity (except as required by applicable law) or use for this own benefit or gain, any confidential information of the Employer obtained by him incident to his employment with the Employer. The term "confidential information" includes, without limitation, financial information, business plans, prospects and opportunities (such as lending relationships, financial product developments, or possible acquisitions or dispositions of businesses or facilities) which have been discussed or considered by the management of the Employer but does not include any information which has become part of the public domain by means other than the Executive's non-observance of his obligations hereunder.

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                                  ARTICLE THREE

     3.1 VIOLATION OF AGREEMENT. In the event that the Executive violates any of the terms of this Agreement, the Employer, in addition to any other rights which it may have, shall be relived of the liability to make any further payments under this Agreement to, or on behalf of, the Executive and shall have the right to specifically enforce this Agreement by proceedings in equity.

     3.2 SUSPENSION OF BENEFITS. The Employer's payment of benefits hereunder shall be subject to all applicable limitations imposed by federal or state banking law, or by any regulatory authority acting thereunder. If benefits are suspended by virtue of any such limitation, then whenever such limitation shall cease to apply the Employer shall, to the extent permitted by law and unless
Section 3.1 has theretofore become operative, make payment to the Executive or to his Beneficiary, as the case may be, in the amount of the suspended benefits plus interest thereon at the Bank's prime rate.

                                  ARTICLE FOUR

     4.1 ALIENABILITY. Neither the Executive nor his Beneficiary shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or his Beneficiary, or be transferable by operation of law in the event of bankruptcy, insolvency, or otherwise.

     4.2 PARTICIPATION IN OTHER PLANS. Nothing contained in this Agreement shall be construed to alter, abridge, or in any manner affect the rights and privileges of the

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Executive to participate in and be covered by any pension, profit-sharing, group insurance, bonus or other employee pans which the Employer may now or hereafter have.

                                  ARTICLE FIVE

     5.1 FUNDING. The rights of the Executive and of his Beneficiary shall be limited to those of a general creditor of the Employer.

     The Employer reserves the absolute right, in its sole and exclusive discretion, to insure or otherwise provide for the obligations of the Employer undertaken by this Agreement or to refrain from same, and to determine the extent, nature and method thereof. Should the Employer elect to insure this Agreement, in whole or in part, through the medium of insurance or annuities, or both, the Employer shall be the owner and Beneficiary of the policy. The Employer reserves the absolute right, in its sole discretion, to terminate such insurance or annuities at any time, either in whole or in part. At no time shall the Executive be deemed to have any right, title, or interest in or to any specified asset or assets of the Employer, including, but not by way of restriction, any insurance or annuity contract or contracts or the proceeds therefrom. No such policy shall in any way be considered to be security for the performance of the obligations of the Agreement. If the Employer purchases an insurance or annuity policy on the life of the Executive, he agrees to sign any papers that may be reasonable required for that purpose and to undergo any medical examination or test which may be necessary, and generally to cooperate with the Employer in securing such policy. The Employer's obligations to make payments under this Agreement, however, shall not depend upon

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the Executive's insurability or the Employer's ability to obtain life insurance or make other provision under this paragraph.

                                   ARTICLE SIX

     6.1 BENEFITS AND BURDENS. This Agreement shall be binding upon and insure to the benefit of the Executive and his personal representatives and beneficiaries, and the Employer, and any successor organization which shall succeed to substantially all of either the Employer's assets and business without regard to the form of such succession.

     6.2 COMMUNICATIONS. Any notice or communication required of either party with respect to this Agreement shall be made in writing and may either be delivered personally or sent by first class mail, as the case may be:

     To the Employer, addressed to the attention of the President of the Bank with a copy addressed to the attention of the Treasurer of the Bank.

     To the Executive, or to his Beneficiary, at the Executive's home address as appearing on the records of the Employer.


     Each party shall have the right by written notice to the other party to change the place to which any such notice may be addressed.

     6.3 GOVERNING LAW. This Agreement is subject to and shall be governed by the laws of the Commonwealth of Massachusetts, to the extent not preempted by federal law.

     6.4 WAIVER. The failure of any party to require the performance of any term in this Agreement or the waiver by any party of any breach of this Agreement shall not

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prevent a subsequent enforcement of any term of this Agreement or be deemed a waiver of any subsequent breach.


     IN WITNESS WHEREOF, the Company and the Bank have caused this Agreement to be executed by their duly authorized officers and their corporate seal affixed, duly attested, and the Executive has hereunto set his hand and seal as of the day and year first above written.

ATTEST                                WARREN BANCORP, INC.

/s/ Susan G. Ouellette                By: /s/ Stephen G. Kasnet
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Clerk                                    Title:  Chairman of the Board

                                      WARREN FIVE CENTS SAVINGS BANK

/s/ Susan G. Ouellette                By: /s/ Stephen G. Kasnet
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Clerk                                    Title:  Chairman of the Board


/s/ Paul M. Peduto                    By: /s/ George W. Phillips
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Witness                                  George W. Phillips




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